ACQUISITIONS (Table)	12 Months Ended
Jun. 30, 2021
ACQUISITIONS
Schedule Of Estimated Fair Value
Cash paid at Closing	$1,210,000
Fair value of common stock to be issued	1,210,000
Payment of liabilities	166,000
Total purchase price	$2,586,000

Schedule Of Purchase Price Allocation
Intangible assets:
Technology	520,000
Tradename	60,000	$580,000
Goodwill		2,006,000

		2,586,000
Consideration

Schedule Of Unaudited Pro Forma Operating Results
	For the Year Ended June 30,	For the Year Ended June 30,
	2020	2021
Project Revenues	$24,662,000	$16,217,000
Cost of revenues	(11,636,000)	(7,504,000)
Gross profit	13,026,000	8,713,000
Operating expenses	(25,143,000)	(25,419,000)
EBITDA	(12,117,000)	(16,706,000)
Other income and (expenses)	(2,362,000)	695,000
Net loss	$(14,479,000)	$(16,010,000)

Basic loss per share	$(0.94)	$(1.03)

Schedule Of Intangible Assets
Intangible Asset	Life in Years
Technology	5
Tradename	3